UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 21, 2020

SHEMN CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-216465	37-1836726
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Spectrum Center Dr. #1620 Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 31, 2020, Shemn Corp. (the “Company”) filed its Form 8-K (“Original Form 8-K”) to report the certain changes in management in connection with a change of control. This Amendment No. 1 to the Form 8-K is filed to include the information required under Item 5.01 of Form 8-K that was inadvertently omitted.

Except to the extent expressly set forth herein, this amended Form 8-K speaks as of the filing date of the Original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this amended Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.

Item 5.01 Changes in Control of Registrant.

Effective January 21, 2020, Liu Shan Shan, the previous sole officer and director and majority shareholder the Company, entered into stock purchase agreements for the sale of an aggregate of 9,000,000 shares of Common Stock of the Company, representing approximately 82.55% of the issued and outstanding shares of Common Stock of the Company as of such date, to twenty-five (25) purchasers, included Li-Li Chu (2,666,666 shares), a 10% shareholder, and the incoming CEO, Chu Pao-Chi (1,666,667 shares), and the incoming Secretary, Kao Cheng-Hsiang (800,000 shares).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 21, 2020, Liu Shan Shan, the sole officer and director of the Company appointed Chu Pao-Chi Chairman of the Board of Directors, and Chief Executive Officer of the Company, Kao Cheng-Hsiang Secretary of the Company, Lin Jer-Li Chief Technical Officer of the Company and Chen Yen Xun Technical Vice-President of the Company.

Chu Pao-Chi

Chu Pao-Chi has been the Chairman of Mucho Biotech Co., Ltd., Chairman of Mucho Furich Co., Ltd. and Chairman of Mucho Biomedical Co., Ltd. from 2006 until the present.  He is a graduate of Fu Jen Catholic University, Taipei, Taiwan.

Kao Cheng-Hsiang

Kao Cheng-Hsiang has been the CEO of , Mucho Furich Co., Ltd.  From 2004 until 2016 he was a CEO of Mucho Biotech Co., Ltd.   He is a graduate of National Chengchi University, Department of Diplomacy.

Lin Jer-Li

Lin Jer-Li has been the Tech. VP of Mucho Biotech Co., Ltd. since 2017.  From 2010 until 2016 he was a Project manager of Da Jer Biotech Co., Ltd.  He is a graduate of National Taiwan University, MS, Institute of Biochemistry

Chen Yen Xun

Chen Yen Xun has been the Tech. VP of Mucho Biotech Co., Ltd. since 2017.  From 2010 until 2016 he was a Supervisor of Taiwan Cordyceps Association.  He is a graduate of National Taiwan University, MS, Institute of Fisheries Science.

Following such appointments Liu Shan Shan resigned from all positions with the Company, including as a director.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEMN CORP.
February 26, 2020	By: /s/ Chu Pao-Chi Chu Pao-Chi Chief Executive Officer